PARK BANCORP, INC. AND SUBSIDIARIES

                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             As adopted pursuant to

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of Park Bancorp, Inc. ("the Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on March 30, 2004 ("the Report"), I, David A. Remijas, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          David A. Remijas
                                          President and Chief Executive Officer


                                          March 30, 2004